    As filed with the Securities and Exchange Commission on November 8, 2001

                                        Registration Nos. 2-79920 and 2-79920-01

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                   POST-EFFECTIVE AMENDMENT NO. 3 TO FORM S-3

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              --------------------

                       TEXACO CAPITAL INC.                                                     TEXACO INC.
     (Exact name of registrant as specified in its charter)              (Exact name of registrant as specified in its charter)

                            DELAWARE                                                            DELAWARE
          (State or other jurisdiction of incorporation                       (State or other jurisdiction of incorporation
                        or organization)                                                    or organization)

                           51-0271861                                                          74-1383447
              (I.R.S. Employer Identification No.)                                (I.R.S. Employer Identification No.)

                         C/O TEXACO INC.
                     2000 WESTCHESTER AVENUE                                             2000 WESTCHESTER AVENUE
                     WHITE PLAINS, NY 10650                                              WHITE PLAINS, NY 10650
                         (914) 253-4000                                                      (914) 253-4000
       (Address, including zip code, and telephone number,                 (Address, including zip code, and telephone number,
including area code, of registrant's principal executive offices)  including area code, of registrant's principal executive offices)

                         LYDIA I. BEEBE                                                      LYDIA I. BEEBE
              VICE PRESIDENT & CORPORATE SECRETARY                                VICE PRESIDENT & CORPORATE SECRETARY
                        575 MARKET STREET                                                   575 MARKET STREET
                     SAN FRANCISCO, CA 94105                                             SAN FRANCISCO, CA 94105
        (Name, address, including zip code, and telephone                   (Name, address, including zip code, and telephone
        number, including area code, of agent for service)                 number, including area code, of agent for service)

                                   Copies to:
                              Ruth Modisette, Esq.
                            David M. Koeninger, Esq.
                             Pillsbury Winthrop LLP
                                50 Fremont Street
                         San Francisco, California 94105

                              --------------------


================================================================================

                           TERMINATION OF REGISTRATION

      This Post-Effective Amendment No. 3 relates to the Registration Statement on Form S-3, Registration Nos. 2-79920 and 2-79920-01, filed on October 21, 1982, pertaining to (a) Guaranteed Debt Securities of Texaco Capital Inc. and
(b) Guaranties by Texaco Inc.

      The undersigned Registrants hereby remove and withdraw from registration all securities registered pursuant to this Registration Statement which remain unissued.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, each of the Registrants has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on November 7, 2001.



                                     TEXACO INC.



                                     By: /s/ Lydia I. Beebe
                                         ---------------------------------------
                                                      Lydia I. Beebe
                                         Vice President and Corporate Secretary



                                     TEXACO CAPITAL INC.



                                     By: /s/ Lydia I. Beebe
                                         ---------------------------------------
                                                      Lydia I. Beebe
                                         Vice President and Corporate Secretary